Derivative Instruments and Hedging Activities - FX Forwards (Detail) - Foreign currency forward contracts $ in Thousands	Dec. 31, 2021 USD ($)
Derivative [Line Items]
Investment Owned, Foreign Currency Contract, Current Value	$ 4,000
Derivative, Average Forward Exchange Rate	0.73945
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments at Fair Value, Net	$ (58)
Expected Maturity Amount Of Foreign Currency Derivatives Year Two	$ 5,409